Exhibit 10.1

Execution Version

AMENDMENT NO 1. TO CREDIT AGREEMENT

Dated as of February 24, 2012

among

JARDEN CORPORATION,

as the US Borrower,

JARDEN LUX HOLDINGS S.à r.l., JARDEN LUX S.à r.l. and JARDEN LUX FINCO S.à r.l.,

collectively, as the Luxembourg Borrower,

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent,

and

THE LENDERS AND L/C ISSUERS PARTY HERETO

BARCLAYS CAPITAL,

as Sole Lead Arranger and a Joint Book-Running Manager,

J.P. MORGAN SECURITIES LLC, SUNTRUST ROBINSON HUMPHREY, INC.,

WELLS FARGO SECURITIES, LLC and DEUTSCHE BANK AG NEW YORK BRANCH,

as Joint Book-Running Managers,

JPMORGAN CHASE BANK, N.A., SUNTRUST BANK,

WELLS FARGO BANK, N.A., SOVEREIGN BANK, N.A. and HSBC BANK USA, N.A.

as Co-Documentation Agents,

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Syndication Agent

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of February 24, 2012 (this “Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “US Borrower”), JARDEN LUX HOLDINGS S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.067, having a share capital of EUR 35,000, JARDEN LUX S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.079, having a share capital of EUR 17,500 and JARDEN LUX FINCO S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.080, having a share capital of EUR 12,500 (collectively, the “Luxembourg Borrower” and, together with the US Borrower, the “Borrowers”), BARCLAYS BANK PLC, as administrative agent and collateral agent for the Lenders and the L/C Issuers (in such capacities, together with any successor in such capacities, the “Administrative Agent”) and each Lender party hereto, amends certain provisions of the CREDIT AGREEMENT, dated as of March 31, 2011 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Lenders and the L/C Issuers party thereto from time to time and the Administrative Agent.

Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, pursuant to, and subject to the terms and conditions of, Section 2.01(c) (Facilities Increase) of the Credit Agreement, the Borrower Representative has requested on behalf of the US Borrower pursuant to a Facilities Increase Notice (collectively the “First Facilities Increase”) (i) an increase in the aggregate principal amount of the Tranche A Term Loan Facility to be effectuated by the disbursement of one or more additional Tranche A Term Loans to the US Borrower, in an aggregate principal amount of $150,000,000 (each a “New Tranche A Term Loan”) and (ii) an increase in the aggregate principal amount of the Tranche B Term Loan Facility to be effectuated by the disbursement of one or more additional Tranche B Term Loans to the US Borrower, in an aggregate principal amount of $150,000,000 (each a “New Tranche B Term Loan” and, together with each New Tranche A Term Loan, each a “New Term Loan”);

WHEREAS, certain existing Lenders have committed to participate in the New Term Loans by forwarding their commitment thereof to the Administrative Agent in accordance with Section 2.01(c) (Facilities Increase) of the Credit Agreement (collectively, the “Incremental Lenders”);

WHEREAS, in connection with its incurrence of the New Term Loans, the US Borrower intends to repurchase shares of its common stock pursuant to a tender offer commenced on January 26, 2012 (the “Tender Offer”);

WHEREAS, the Borrowers desire to amend and seek waivers with respect to certain provisions of the Credit Agreement as more fully described herein; and

WHEREAS, the Borrowers, each Guarantor party to the Guarantor Consent (as defined below), the Lenders executing this Amendment and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend and grant waivers with respect to certain provisions of the Credit Agreement, in each case, as more fully described herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Section 2.01(c)(i) Waivers. Effective as of the First Amendment Effective Date (as hereinafter defined) and subject to the satisfaction of the conditions set forth in Section 4 (Conditions to Effectiveness) hereof, the Lenders hereby waive the requirement under Section 2.01(c)(i) (Facilities Increase) of the Credit Agreement that (i) solely with respect to the New Tranche A Term Loans and New Tranche B Term Loans incurred on the First Amendment Effective Date, any Incremental Tranche A Term Loans or Incremental Tranche B Term Loans be designated as a separate Series of such Tranche of Loans and (ii) solely to the extent necessary to permit the New Tranche A Term Loans and New Tranche B Term Loans to be incurred on the First Amendment Effective Date, no Facilities Increase shall be effective earlier than ten (10) days after the delivery of the Facilities Increase Notice to the Administrative Agent in respect of such Facilities Increase.

Section 2. Certain Amendments to the Credit Agreement. As of the First Amendment Effective Date, and subject to the satisfaction of the conditions set forth in Section 4 (Conditions to Effectiveness) hereof:

(a)        Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01:

“First Amendment” means that certain Amendment No. 1 to this Agreement, dated as of February 24, 2012, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means the date on which the First Amendment shall have become effective in accordance with its terms.

“First Amendment Guarantor Consent” means that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached as Exhibit A to the First Amendment, dated as of February 24, 2012 and executed by each of the Guarantors.

“Tender Offer” shall mean a tender offer commenced by US Borrower on January 26, 2012 pursuant to which US Borrower repurchases shares of US Borrower’s common stock.

(b)    The defined term “Applicable Amount” appearing in Section 1.01(Defined Terms) of the Credit Agreement is hereby amended by adding the phrase “(but excluding the amount of any repurchases of shares of the US Borrower’s common stock made pursuant to the commenced Tender Offer, if any),” before “and (g)” in clause (b)(ii) thereof.

(c)    The defined term “Indebtedness” appearing in Section 1.01(Defined Terms) of the Credit Agreement is hereby amended by adding to clause (vii) thereof the phrase “other than obligations to repurchase common stock of such Person pursuant to tender offers made in accordance with, and pursuant to, the Commission’s rules and regulations and otherwise expressly permitted by the terms of this Agreement,” after the phrase “and unpaid dividends,” and before the word “and”.

(d)    The defined term “Loan Documents” appearing in Section 1.01(Defined Terms) of the Credit Agreement is hereby amended by adding the phrase “the First Amendment, the First Amendment Guarantor Consent” after the phrase “each Compliance Certificate,” and before the word “and”.

(e)    The defined term “Securitization Facility” appearing in Section 1.01(Defined Terms) of the Credit Agreement is hereby amended by deleting such term in its entirety and replacing it with the following:

“Securitization Facility” means that certain Third Amended and Restated Loan Agreement, dated as of February 17, 2012, among Jarden Receivables, LLC, as borrower, the US Borrower, as initial servicer, SunTrust Bank and PNC Bank, National Association., as lenders, Wells Fargo Bank, National Association, as a lender and issuing lender, and SunTrust Robinson Humphrey, Inc., as administrator (the “Securitization Administrator”), and any renewals or extensions thereof and, subject to the restrictions set forth in the definition of “Permitted Receivables Financing”, any amendments and restatements thereto.

(f)    Section 2.01(c)(i)(Facilities Increase) of the Credit Agreement is hereby amended by (i) deleting the phrase “for Facilities Increases after the Closing Date” in clause (y)(ii) thereof and replacing it with the phrase “under (i) and (ii) immediately above for Facilities Increases made after the Facilities Increase effectuated pursuant to the First Amendment” and (ii) deleting the words “shall be designated as a” in the last sentence thereof and replacing it with the words “may be designated as the same or as a”.

(g)    Section 2.08(d)(Repayment of Loans) of the Credit Agreement is hereby amended by (i) deleting the phrase “the Outstanding Amount of the Tranche A Term Loans on the Closing Date” and replacing it with the phrase “(i) with respect to the first three dates listed below, the Outstanding Amount of the Tranche A Term Loans on the Closing Date and (ii) with respect to each other date listed below, $525,000,000 plus $155,844,155.84”, (ii) deleting the “12.50%” appearing next to “Tranche A Term Loan Maturity Date” which is the last Date in the chart and replacing it with the phrase “the entire unpaid principal balance of the Tranche A Term Loans”, and (iii) deleting the phrase “; provided, however, that” and replacing it with the phrase “ For the avoidance of doubt,”.

(h)    Section 2.08(e)(Repayment of Loans) of the Credit Agreement is hereby amended by (i) deleting words “the Outstanding Amount of the Tranche B Term Loans on the Closing Date” and replacing them with the phrase “(i) with respect to the first three dates listed below, the Outstanding Amount of the Tranche B Term Loans on the Closing Date and (ii) with respect to each other date listed below, $500,000,000 plus $151,133,501.26”, (ii) deleting the “93.25%” appearing next to “Tranche B Term Loan Maturity Date” which is the last Date in the chart and replacing it with the phrase “the entire unpaid principal balance of the Tranche B Term Loans”, and (iii) deleting the phrase “; provided, however, that” and replacing it with the phrase “ For the avoidance of doubt,”.

(i)    Section 5.21 (Use of Proceeds) of the Credit Agreement is hereby amended by adding the phrase “, to fund, in part, the Tender Offer (as defined in the First Amendment), should it occur, and to pay fees and expenses in connection with the First Amendment and the Tender Offer” before “)” immediately preceding the proviso therein.

(j)    Section 7.07(e) (Restricted Payments) of the Credit Agreement is hereby amended by adding the phrase “which aggregate amount of (i) and (ii) immediately above shall exclude the amount of any repurchases of shares of the US Borrower’s common stock pursuant to the commenced Tender Offer, if any,” before the proviso therein.

(k)    Section 7.12 (Use of Proceeds) of the Credit Agreement is hereby amended by deleting the phrase “Section 7.07(c)” and replacing it with the phrase “Section 7.07(e)”.

Section 3. New Term Loans; Incremental Lenders.

(a)    The Borrowers, the Administrative Agent and the Lenders acknowledge and agree that (i) the New Tranche A Term Loans shall be deemed to be “Incremental Tranche A Term Loans”, “Incremental Term Loans”, “Term Loans” and “Loans”, (ii) the New Tranche B Term Loans shall be deemed to be “Incremental Tranche B Term Loans”, “Incremental Term Loans”, “Term Loans” and “Loans”, (iii) the Incremental Lenders holding New Tranche A Term Loans shall be “Tranche A Term Loan Lenders”, “Term Loan Lenders” and “Lenders” and (iv) the Incremental Lenders holding New Tranche B Term Loans shall be “Tranche B Term Loan Lenders”, “Term Loan Lenders” and “Lenders”, in each case of (i) through (iv) above, under, and for all purposes of, the Credit Agreement and the other Loan Documents, and such Incremental Lenders shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all of the rights of a Tranche A Term Loan Lender or Tranche B Term Loan Lender, as applicable, thereunder. The Borrowers, the Administrative Agent and the Lenders hereby further acknowledge and agree that (i) the New Tranche A Term Loans made on the First Amendment Effective Date shall not constitute a separate Series of Tranche A Term Loans, but shall instead be one series with, and increase the amount of, the Tranche A Term Loans made on the Closing Date and, when funded, will constitute Tranche A Term Loans for all purposes of the Credit Agreement and (ii) the New Tranche B Term Loans made on the First Amendment Effective Date shall not constitute a separate Series of Tranche B Term Loans, but shall instead be one series with, and increase the amount of, the Tranche B Term Loans made on the Closing Date and, when funded, will constitute Tranche B Term Loans for all purposes of the Credit Agreement. The First Facilities Increase is a facilities increase pursuant to Section 2.01(c) (Facilities Increase).

(b)    The obligations of the Incremental Lenders who committed to make New Tranche A Term Loans to fund each of their respective Pro Rata Tranche A Term Shares of the New Tranche A Term Loans are several and not joint. The failure of any Incremental Lenders who committed to make New Tranche A Term Loans to fund its Pro Rata Tranche A Term Share of the New Tranche A Term Loans on the applicable Facilities Increase Date shall not relieve any other Incremental Lenders who committed to make New Tranche A Term Loans of its corresponding obligation to do so on such date, and no Incremental Lender making New Tranche A Term Loans shall be responsible for the failure of any other Incremental Lender who committed to make New Tranche A Term Loans to fund its Pro Rata Tranche A Term Share of the New Tranche A Term Loans. The obligations of the Incremental Lenders who committed to make New Tranche B Term Loans to fund each of their respective Pro Rata Tranche B Term Shares of the New Tranche B Term Loans are several and not joint. The failure of any Incremental Lenders who committed to make New Tranche B Term Loans to fund its Pro Rata Tranche B Term Share of the New Tranche B Term Loans on the applicable Facilities Increase Date shall not relieve any other Incremental Lenders who committed to make New Tranche B Term Loans of its corresponding obligation to do so on such date, and no Incremental Lender making New Tranche B Term Loans shall be responsible for the failure of any other Incremental Lender who committed to make New Tranche B Term Loans to fund its Pro Rata Tranche B Term Share of the New Tranche B Term Loans.

Section 4. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a)    Certain Documents. The Administrative Agent shall have received each of the following (unless otherwise agreed to or waived by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and dated as of the First Amendment Effective Date:

(i) this Amendment, duly executed by the Borrowers, the Administrative Agent, each Incremental Lender and the Required Lenders;

(ii) the Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached hereto as Exhibit A (the “Guarantor Consent”), duly executed by each of the Guarantors;

(iii) written commitments in form and substance satisfactory to the Administrative Agent duly executed by the applicable Incremental Lenders in an aggregate amount at least equal to the amount of the New Term Loans;

(iv) certified copies of resolutions of the Board of Directors, the Board of Managers or Sole Member, as applicable, of each Loan Party approving the incurrence of the New Term Loans and the execution, delivery and performance of this Amendment, the Guarantor Consent and the other Loan Documents delivered in connection herewith to which such Loan Party is a party;

(v) a favorable opinion of Kane Kessler, P.C., counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and addressing such matters relating to this Amendment as the Administrative Agent may reasonably request;

(vi) if and to the extent required under the Local Credit Facility Intercreditor Agreement, a copy of the notice delivered by a Responsible Officer of the US Borrower (or by an authorized attorney at Kane Kessler, P.C, counsel to the US Borrower), to each Local Agent in respect of each outstanding Local Credit Facility pursuant to the requirements of Section 5.4(c) (Matters Relating to Loan Documents) of the Local Credit Facility Intercreditor Agreement, pursuant to which the US Borrower notifies each such Local Agent of the amendments contained herein, certified by a Responsible Officer of the US Borrower as being a true, complete and correct copy of such notice and together with evidence reasonably satisfactory to the Administrative Agent that such notice shall have been delivered by the US Borrower to such Local Agents at least three (3) Business Days prior to the First Amendment Effective Date; and

(vii) a certificate of a Responsible Officer of the US Borrower, in form and substance satisfactory to the Administrative Agent, stating that the US Borrower and each of its Subsidiaries on a consolidated basis are Solvent after giving effect to the New Term Loans, the application of the proceeds thereof in accordance with this Amendment and the payment of all estimated Attorney Costs, and accounting and other fees related to this Amendment and the Tender Offer and to the other Loan Documents and the transactions contemplated thereby; and

(viii) such additional documentation as the Administrative Agent may reasonably require prior to the execution and delivery of this Amendment.

(b)    Borrower Condition. The effectiveness of this Amendment and the borrowing of the New Term Loans is subject to the condition precedent that the US Borrower either (i) shall have accepted for purchase an amount at least equal to $25,000,000 in value of shares of the US Borrower’s common stock pursuant to the Tender Offer or (ii) shall have waived this condition in writing, in either case, within ten (10) days after the execution of the Amendment by the requisite Lenders, which ten day period shall expire on March 5, 2012.

(c)    Additional Conditions. (i) The US Borrower shall have delivered to the Administrative Agent a duly executed Tranche A Term Loan Interest Rate Selection Notice and a duly executed Tranche B Term Loan Interest Rate Selection Notice, (ii) except as expressly waived or modified pursuant to the terms of this Amendment, the New Term Loans shall be made on the terms and conditions set forth in Section 2.01(c) (Facilities Increase) of the Credit Agreement and (iii) the US Borrower shall be in compliance with Section 7.13 (Financial Covenants) of the Credit Agreement on the First Amendment Effective Date for the most recently ended fiscal quarter for which financial statements are available pursuant to Section 6.01(a) or (b) (Financial Statements) of the Credit Agreement, both before and after giving pro forma effect to the New Term Loans.

(d)    Fees and Expenses Paid. The Borrowers shall have paid to the Administrative Agent, for the account of (i) the Agents, all fees and expenses (including Attorney Costs of the Agents) due and payable on or before the First Amendment Effective Date, (ii) the Lenders (including any Person becoming a Lender of New Term Loans on the First Amendment Effective Date), any fees due and payable on or before the First Amendment Effective Date and (iii) the existing Lenders, any amendment fees payable in connection with this Amendment (if any).

(e)    Representations and Warranties; No Defaults. The Administrative Agent, for the benefit of the Lenders, shall have received a certificate of a Responsible Officer of the US Borrower certifying that the following statements shall be true on the First Amendment Effective Date, both before and after giving effect to the incurrence of the New Term Loans and the application of the proceeds thereof:

(i) the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date and shall be true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified as to materiality, in which case such representations and warranties shall be true and correct; and

(ii) no Default or Event of Default shall have occurred and be continuing.

Section 5. Certain Covenants and Agreements.

(a) Further Assurances. The Borrowers hereby covenant and agree that after giving effect to this Amendment, the Borrowers and their respective Subsidiaries shall take such other actions and deliver such documents, at their sole cost and expense, as reasonably requested by Administrative Agent in furtherance of the foregoing, and the Borrowers shall otherwise comply in all respects with Section 6.20 (Further Assurances) of the Credit Agreement in accordance with the terms thereof.

(b) Default. Any breach by the Borrowers of their obligations under this Section 5 shall constitute a Default under Section 8.01 (c) (Other Defaults) of the Credit Agreement and, if unremedied after the provision of notice and passage of time contemplated by such Section, an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

Section 6. Representations and Warranties. Each of the Borrowers, on behalf of itself and the other Loan Parties, hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) The execution, delivery and performance of this Amendment and the Guarantor Consent by each Loan Party that is a party hereto and thereto have been duly authorized by all necessary corporate or other

Organizational Action (including the consent of stockholders where required), and do not and will not (i) contravene or violate any of the terms of any of such Person’s Constituent Documents, (ii) conflict with or result in any breach or contravention of, constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation material to the Loan Parties as a whole to which the Person is a party, (iii) result in the creation or imposition of any Lien upon any property of such Person or any of its Subsidiaries except for any Permitted Liens, or (iv) violate any Law the violation of which would be material to the Loan Parties as a whole (including Regulations T, U and X of the FRB) or material order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject.

(b) This Amendment and the Guarantor Consent have been duly executed and delivered by each Loan Party that is a party hereto and thereto. This Amendment, the Guarantor Consent and the Credit Agreement, as amended hereby, constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto and thereto in accordance with its terms, except as the enforceability thereof may be limited by public policy, applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

Section 7. Reference to and Effect on the Loan Documents.

(a) As of the First Amendment Effective Date, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement”, “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or of any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as to any waiver explicitly set forth in Section 1 of this Amendment.

(d) The Borrowers hereby confirm that the security interests and Liens granted by the Borrowers pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

Section 8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 10. Severability. The fact that any term or provision of this Amendment (or of the Credit Agreement to the extent modified pursuant to this Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile, PDF or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 12. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

US BORROWER:

JARDEN CORPORATION, a Delaware corporation

By:	/s/ John E. Capps
Name: John E. Capps
Title: Executive Vice President, General Counsel and Secretary

LUXEMBOURG BORROWER:

JARDEN LUX HOLDINGS S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name: John E. Capps
Title: Category A Manager

JARDEN LUX S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name: John E. Capps
Title: Category A Manager

JARDEN LUX FINCO S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name: John E. Capps
Title: Category A Manager

S-1

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

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